Goodwill (Tables)	12 Months Ended
Dec. 31, 2014
Changes in Carrying Amount of Goodwill

The changes in the carrying amount of goodwill were as follows:

	Consumer	SMB	Total
Net balance as of January 1, 2013			$81,276
Acquired through acquisitions(1)			3,873
Effects of foreign currency rate changes			(306)

Net balance as of December 31, 2013			$84,843

Segment reallocation(2)	$67,874	$16,969	$84,843
Acquired through acquisitions(1)	149,852	12,925	162,777
Effects of foreign currency rate changes	(823)	(1,429)	(2,251)

Net balance as of December 31, 2014	$216,903	$28,465	$245,369

(1)	See Note 3 for acquisitions completed in financial years 2013 and 2014.
(2)	In January 2014, changes in the way the CODM manages and evaluates our operations resulted in a change in operating segments from one segment to two segments. Upon the change in segments, goodwill was allocated to the operating segments based on their relative fair value.